UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 6, 2006
                                                   ----------------


                         Delta Woodside Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                        --------------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

        1-10095                                            57-0535180
-----------------------                        ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

            700 North Woods Drive, Fountain Inn, South Carolina 29644
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (864) 255-4100
                        --------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                        --------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On December 6, 2006, Delta Mills, Inc. ("Delta Mills") entered into three asset purchase agreements for the sale of its real property and most of its tangible personal property at its Delta 2/3 facility in Wallace, South Carolina and the sale of most of its tangible personal property at its Beattie facility in Fountain Inn, South Carolina. Delta Mills is a wholly-owned subsidiary of Delta Woodside Industries, Inc. (the "Company" and collectively with Delta Mills and Delta Mills' subsidiary Delta Mills Marketing, Inc., the "Debtors"). The U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), pursuant to an Order dated December 7, 2006 (the "Stalking Horse Order"), approved the Debtors' selection of the three asset purchase agreements as a "stalking horse bid" and approved procedures for an auction of the assets subject to the agreements. As described below, the asset purchase agreements are subject to higher and better bids as may be selected by the Debtors at the auction and are further subject to the approval of the Bankruptcy Court at the Sale Hearing.

     One of the asset purchase agreements is for the sale of the real property at the Delta 2/3 facility to Schwarz Properties, LLC ("Schwarz Properties") for $1,000,000, subject to certain adjustments. Another of the asset purchase agreements is for the sale of all of the machinery, equipment, spare parts and other tangible personal property (other than certain fixtures and electronic office equipment) located at the Delta 2/3 facility for $125,000 to Greystone Private Equity LLC ("Greystone"). The third asset purchase agreement is for the sale of the machinery, equipment, spare parts and other tangible personal property (other than certain fixtures and electronic office equipment) located at the Beattie facility for $2,375,000 also to Greystone. All property is to be purchased as is, where is, and the closings of the transactions contemplated in the asset purchase agreements are subject to certain closing conditions. The agreement for the sale of the Delta 2/3 real property provides that Schwarz Properties will assume all liabilities related to the Delta 2/3 real property. For purposes of the auction procedures contemplated in the Stalking Horse Order, the real and tangible personal property at the Delta 2/3 facility subject to the first two agreements are referred to collectively as the "First Lot" and the tangible personal property at the Beattie facility subject to the third agreement is referred to as the "Second Lot."

     The Stalking Horse Order provides that the three asset purchase agreements constitute the "Stalking Horse Bid" in an auction for the assets subject to those agreements. Any interested qualified bidders must make "Overbids" for these assets by December 12, 2006, and the auction will take place at 1:00 p.m. on December 13, 2006 or such later time as the Debtors may select. The Bankruptcy Court has scheduled a Sale Hearing at 11:00 a.m. on December 15, 2006 to approve the sale of the relevant assets. Bidders must bid on either the First Lot or the Second Lot or both, but may not bid on portions of either Lot. Initial Overbids for either Lot must exceed the purchase price set forth in the Stalking Horse Bid for the assets in the Lot by 6% (inclusive of a breakup fee of 3%) so that the initial Overbid amounts will be $67,500 for the First Lot, $142,500 for the Second Lot and $210,000 for both Lots. Thereafter, successive Overbids must increase by minimum increments of $25,000 per Lot or $50,000 for both Lots. If other bidders are successful or in other circumstances as provided in the asset purchase agreements, Schwarz Properties and/or Greystone will be entitled to the breakup fee (or portion of the fee, as applicable, if only one of the Lots is successfully overbid). There can be no assurance that the Debtors will receive, or the Bankruptcy Court will approve, any Overbids, that the Bankruptcy Court will approve the ultimate asset purchase agreements or that the conditions to closing set forth in the asset purchase agreements will be satisfied.

     The Stalking Horse Bid asset purchase agreements were the result of a bidding process in which the Debtors or their professionals were in contact with 26 potential bidders, 8 of which were interested in nearly all of the Debtors' fixed assets and 18 of which were interested in one or more specific groups of the Debtors' fixed assets. The Debtors received two written bids prior to the bidding deadline of November 21, 2006, and the Debtors' Boards of Directors determined in their business judgment that the combined bid of Schwarz

Properties and Greystone represented the highest and best bid for the assets covered by that bid. The Debtors intend to continue efforts to sell the remainder of their fixed assets.

     The foregoing is a summary of the Order and the asset purchase agreements, which summary is qualified in its entirety by the texts of the Order and the agreements, which are attached hereto as Exhibits 99.1 through 99.4 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1 Order (A) Approving Debtors' Stalking Horse Selection; (B) Approving Breakup Fee; (C) Approving Form and Manner of Notice; (D) Scheduling a hearing to Consider the Sale of Certain of the Debtors' Assets; and (E) Granting Related Relief.
99.2 Purchase and Sale Agreement made as of December 4, 2006 by and among Delta Mills, Inc. and Schwarz Properties, LLC (pertaining to sale of Delta 2/3 real property) (excluding certain schedules and exhibits).
99.3 Purchase and Sale Agreement effectively dated December 4, 2006 by and between Delta Mills, Inc. and Greystone Private Equity LLC (pertaining to sale of Delta 2/3 tangible personal property) (excluding certain schedules and exhibits).
99.4 Purchase and Sale Agreement effectively dated December 4, 2006 by and between Delta Mills, Inc. and Greystone Private Equity LLC (pertaining to sale of Beattie tangible personal property) (excluding certain schedules and exhibits).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DELTA WOODSIDE INDUSTRIES, INC.

Date: December 11, 2006                         By:    /s/ W. H. Hardman, Jr.
                                                    ----------------------------
                                                           W.H. Hardman, Jr.
                                                       Chief Financial Officer

                                    Exhibits

99.1 Order (A) Approving Debtors' Stalking Horse Selection; (B) Approving Breakup Fee; (C) Approving Form and Manner of Notice; (D) Scheduling a hearing to Consider the Sale of Certain of the Debtors' Assets; and (E) Granting Related Relief.
99.2 Purchase and Sale Agreement made as of December 4, 2006 by and among Delta Mills, Inc. and Schwarz Properties, LLC (pertaining to sale of Delta 2/3 real property) (excluding certain schedules and exhibits).
99.3 Purchase and Sale Agreement effectively dated December 4, 2006 by and between Delta Mills, Inc. and Greystone Private Equity LLC (pertaining to sale of Delta 2/3 tangible personal property) (excluding certain schedules and exhibits).
99.4 Purchase and Sale Agreement effectively dated December 4, 2006 by and between Delta Mills, Inc. and Greystone Private Equity LLC (pertaining to sale of Beattie tangible personal property) (excluding certain schedules and exhibits).